Exhibit 99.1

NEWS RELEASE

Compass Bancshares, Inc. P.O. Box 10566 Birmingham, Alabama 35296

For Immediate Release
July 25, 2007
For Further Information:	Ed Bilek, Investor Relations	205/297-3331
Web Site: www.compassbank.com

COMPASS BANCSHARES REPORTS SECOND QUARTER EARNINGS

Compass Bancshares, Inc. (NASDAQ: CBSS) today reported earnings of $222.4 million for the first six months of 2007 compared to $223.3 million earned during the first six months of 2006. On a per share basis earnings were $1.67, including additional costs and an increase in diluted shares outstanding incurred in connection with the signing of a definitive agreement under which Banco Bilbao Vizcaya Argentaria, S.A. (“BBVA”) will acquire Compass. Return on average assets and return on average shareholders’ equity for the first six months of 2007 were 1.30 percent and 15.28 percent, respectively.

Earnings for the second quarter of 2007 were $109.3 million compared to $115.4 million earned during the second quarter of 2006. Earnings per share for the second quarter of 2007 were $0.82. Return on average assets and return on average shareholders’ equity for the second quarter of 2007 were 1.27 percent and 14.69 percent.

The transaction, subject to customary closing conditions, has received the necessary bank regulatory approvals in the U.S. and Spain, and approval of BBVA stockholders for an increase in capital to fund the acquisition. A special meeting of Compass stockholders is scheduled for Wednesday, August 8, 2007, at 10:00 a.m. (Birmingham, Alabama time) at which time Compass stockholders will be asked to approve and adopt the transaction agreement.

D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, “Our pending partnership with BBVA is on plan. All necessary bank regulatory approvals have been received, BBVA stockholders have approved the capital increase for the transaction and we are preparing for Compass’ stockholder meeting on August 8. We are confident that the integration of Compass and BBVA will be seamless and we look forward to continuing our longstanding service commitment to our customers and communities. We continue to be impressed with the level of cooperation and teamwork from employees of both organizations. We firmly believe that this compelling combination offers significant upside potential for our shareholders, customers and employees and we are confident about the realization of the synergies from this combination.”

-more-

Compass reports 2Q07 earnings

Total revenue for the second quarter of 2007 was $466.3 million compared to $469.1 million in the second quarter of 2006. Net interest income was $278.1 million for the second quarter of 2007 compared to $287.7 million earned in the year ago quarter. Noninterest income increased to $188.2 million compared to $181.4 million in the second quarter of 2006. Shortly after the end of the quarter, Compass announced the acquisition of Capital Investment Counsel, Inc. (CIC), one of the largest registered investment advisors in the Denver, Colorado and Phoenix, Arizona areas. The addition of CIC marks the third acquisition of an investment advisory firm by Compass since 2002 and is consistent with Compass’ business plan aimed at increasing fee-based revenues.

With respect to the balance sheet, average total assets increased to $34.6 billion compared to $33.2 billion in the second quarter a year ago. Average total loans increased six percent to $25.3 billion compared to $23.8 billion in the second quarter of 2006. Average total deposits of $23.4 billion represented a four percent increase compared to the $22.5 billion in the year ago quarter. Average shareholders’ equity increased 14 percent to $3.0 billion compared to $2.6 billion in the second quarter of 2006.

Net charge-offs as a percentage of average loans were 0.39 percent in the second quarter of 2007 compared to 0.28 percent during the second quarter of 2006. Nonperforming assets as a percentage of loans and other real estate increased to 0.58 percent primarily as a result of increased nonperforming assets in a specific, isolated real estate construction portfolio in a Southeastern market. At the same time, loan loss provision expense exceeded net charge-offs by $13.5 million and the allowance for loan losses as a percentage of loans ended the quarter at 1.19 percent.

A presentation containing additional information will be available later today on our web site at www.compassbank.com under the link labeled Compass Bancshares 2Q07 Financial Results. The presentation will remain available until midnight, August 1, 2007.

Compass operates 415 full-service banking centers including 164 in Texas, 89 in Alabama, 75 in Arizona, 44 in Florida, 33 in Colorado, and 10 in New Mexico. In February, Compass announced the signing of a definitive agreement under which Banco Bilbao Vizcaya Argentaria, S.A. (NYSE: BBV Madrid: BBVA) (“BBVA”) will acquire Compass for a combination of cash and stock. BBVA, which operates in 35 countries, is based in Spain and has substantial banking interests in the Americas. The transaction will facilitate BBVA’s continued growth in Texas and will create the largest regional bank across the Sunbelt. Upon completion of the transaction, the combined entity will rank among the top 25 banks in the United States with approximately $47 billion in total assets, $32 billion in total loans and $33 billion in total deposits. In addition, the combined company will rank fourth in deposit market share in Texas with $19.6 billion in total deposits and 326 full-service banking centers. Additional information about the transaction can be found at www.compassbank.com under the link labeled Compass-BBVA Proxy Voting and Transaction News.

Shares of Compass' common stock are traded through the NASDAQ Global Select MarketSM exchange under the symbol CBSS. Additional information about Compass, a member of the S&P 500 Index and Dow Jones Select Dividend Index, can be found at www.compassbank.com.

-more-

Compass reports 2Q07 earnings

Cautionary Statement Regarding Forward-Looking Information
Information set forth in this release contains forward-looking statements, which involve a number of risks and uncertainties.  Compass cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Compass and BBVA, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Compass stockholders or BBVA shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues.  Additional factors that may affect future results are contained in Compass’ and BBVA’s filings with the SEC, which are available at the SEC’s web site http://www.sec.gov.  Compass disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Additional Information About the BBVA Transaction
In connection with the proposed transaction, BBVA has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4 that includes a proxy statement of Compass that also constitutes a prospectus of BBVA.  Compass has begun mailing the proxy statement/prospectus to its stockholders.  Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed transaction because it contains important information.  You may obtain a free copy of the proxy statement/prospectus and other related documents filed by Compass and BBVA with the SEC at the SEC’s website at www.sec.gov.  The proxy statement/prospectus and the other documents may also be obtained for free by accessing Compass’ website at www.compassbank.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

Participants in the BBVA/Compass Transaction
Compass, BBVA and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the transaction.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus filed with the SEC.  You can find information about Compass’ executive officers and directors in Compass’ definitive proxy statement filed with the SEC on March 17, 2006.  You can find information about BBVA’s executive officers and directors in BBVA’s Form 20-F filed with the SEC on July 7, 2006.  You can obtain free copies of these documents from Compass or BBVA using the contact information above.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months
	Ended June 30
			%
	2007	2006	Change
EARNINGS SUMMARY
Net interest income	$278,104	$287,682	(3)
Noninterest income [a]	188,224	181,417	4
Total revenue [a]	466,328	469,099	(1)
Investment securities losses, net	-	(51)	(100)
Gain on prepayment of FHLB advances	-	-	-
Provision for loan losses	38,288	27,322	40
Noninterest expense	263,402	265,850	(1)
Pretax income	164,638	175,876	(6)
Income tax expense	55,331	60,505	(9)
Net income	$109,307	$115,371	(5)
Diluted earnings per share	$0.82	$0.88	(7)
Diluted weighted average shares outstanding	133,827	131,395	2

	Six Months
	Ended June 30
			%
	2007	2006	Change
EARNINGS SUMMARY
Net interest income	$556,505	$547,943	2
Noninterest income [a]	367,028	346,706	6
Total revenue [a]	923,533	894,649	3
Investment securities losses, net	-	(14,889)	(100)
Gain on prepayment of FHLB advances	-	14,893	(100)
Provision for loan losses	58,333	44,434	31
Noninterest expense	528,837	510,220	4
Pretax income	336,363	339,999	(1)
Income tax expense	113,920	116,719	(2)
Net income	$222,443	$223,280	-
Diluted earnings per share	$1.67	$1.73	(3)
Diluted weighted average shares outstanding	133,313	128,923	3

	Three Months
	Ended June 30

	2007	2006
SELECTED RATIOS
Average common equity to average assets	8.64%	7.86%
Average loans to average total deposits	107.82	105.80
Return on average assets	1.27	1.40
Return on average equity	14.69	17.75
Efficiency ratio [b]	55.38	55.39
Return on average tangible equity [c]	19.86	25.30
Book value per common share	$22.48	$20.15
Allowance for loan losses as a % of total loans	1.19%	1.19%
Allowance for loan losses as a% of nonperforming loans	225.42	512.28

	Six Months
	Ended June 30

	2007	2006
SELECTED RATIOS
Average common equity to average assets	8.53%	7.66%
Average loans to average total deposits	107.76	106.25
Return on average assets	1.30	1.41
Return on average equity	15.28	18.34
Efficiency ratio [b]	56.29	55.99
Return on average tangible equity [c]	20.75	24.21
Book value per common share	$22.48	$20.15
Allowance for loan losses as a% of total loans	1.19%	1.19%
Allowance for loan losses as a% of nonperforming loans	225.42	512.28

	Average for Three Months
	Ended June 30
			%
	2007	2006	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$25,283,944	$23,825,717	6
Total loans - managed	26,192,431	24,957,379	5
Total investment securities [d]	6,510,523	6,481,514	-
Earning assets [d]	31,867,164	30,389,626	5
Total assets	34,560,556	33,161,966	4
Noninterest bearing demand deposits	6,010,909	6,383,257	(6)
Interest bearing transaction accounts	9,695,721	8,974,393	8
Total transaction accounts	15,706,630	15,357,650	2
Total deposits [d]	23,449,375	22,518,573	4
Shareholders' equity	2,984,804	2,607,705	14

	Average for Six Months
	Ended June 30
			%
	2007	2006	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$25,145,425	$22,794,141	10
Total loans - managed	26,083,054	23,957,534	9
Total investment securities [d]	6,496,467	6,616,323	(2)
Earning assets [d]	31,714,063	29,487,323	8
Total assets	34,422,199	32,045,193	7
Noninterest bearing demand deposits	6,011,720	6,147,916	(2)
Interest bearing transaction accounts	9,493,233	8,521,101	11
Total transaction accounts	15,504,953	14,669,017	6
Total deposits [d]	23,335,285	21,453,840	9
Shareholders' equity	2,935,247	2,454,641	20

	Ending Balance
	June 30
			%
	2007	2006	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$25,480,626	$24,232,115	5
Total loans - managed	26,367,659	25,330,180	4
Total investment securities [d]	6,505,933	6,414,790	1
Earning assets [d]	32,063,340	30,783,692	4
Total assets	34,882,457	33,613,492	4
Noninterest bearing demand deposits	6,102,496	6,663,451	(8)
Interest bearing transaction accounts	9,839,892	9,052,680	9
Total transaction accounts	15,942,388	15,716,131	1
Total deposits [d]	23,658,970	22,837,259	4
Shareholders' equity	2,990,603	2,605,512	15
Period-end shares outstanding	133,006	129,320	3

[a] Excludes net loss on sales of investment securities and gain on prepayment of FHLB advances.
[b] Ratio is calculated by dividing noninterest expense less merger and integration and operating lease write-down expense by taxable equivalent net interest income plus noninterest income less net loss on sales of investment securities and gain on prepayment of FHLB advances.

[c] Excludes amortization of intangibles, net of tax, and intangible assets.
[d] Includes adjustment for market valuation.
Note: Includes the results of operations of TexasBanc Holding Co. which was acquired on March 24, 2006.
Note: Includes balance sheet data of TexasBanc Holding Co. which was acquired on March 24, 2006.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months Ended
	2007		2006
	Jun 30	Mar 31	Dec 31
EARNINGS SUMMARY
Net interest income	$278,104	$278,401	$280,615
Noninterest income [a]	188,224	178,804	179,509
Total revenue [a]	466,328	457,205	460,124
Investment securities losses, net	-	-	-
Gain on prepayment of FHLB advances	-	-	6,191
Provision for loan losses	38,288	20,045	21,042
Noninterest expense	263,402	265,435	273,497
Pretax income	164,638	171,725	171,776
Income tax expense	55,331	58,589	53,460
Net income	$109,307	$113,136	$118,316
Diluted earnings per share	$0.82	$0.85	$0.90
Diluted weighted average shares outstanding	133,827	132,781	132,050

	Three Months Ended
	2006
	Sep 30	Jun 30
EARNINGS SUMMARY
Net interest income	$286,576	$287,682
Noninterest income [a]	178,850	181,417
Total revenue [a]	465,426	469,099
Investment securities losses, net	-	(51)
Gain on prepayment of FHLB advances	-	-
Provision for loan losses	24,226	27,322
Noninterest expense	265,558	265,850
Pretax income	175,642	175,876
Income tax expense	56,875	60,505
Net income	$118,767	$115,371
Diluted earnings per share	$0.90	$0.88
Diluted weighted average shares outstanding	131,799	131,395

	Three Months Ended
	2007		2006
	Jun 30	Mar 31	Dec 31
SELECTED RATIOS
Average common equity to average assets	8.64%	8.42%	8.22%
Average loans to average total deposits	107.82	107.69	108.19
Return on average assets	1.27	1.34	1.38
Return on average equity	14.69	15.90	16.73
Efficiency ratio [b]	55.38	57.21	56.58
Return on average tangible equity [c]	19.86	21.71	23.15
Book value per common share	$22.48	$22.32	$21.71

	Three Months Ended
	2006
	Sep 30	Jun 30
SELECTED RATIOS
Average common equity to average assets	7.97%	7.86%
Average loans to average total deposits	107.85	105.80
Return on average assets	1.39	1.40
Return on average equity	17.49	17.75
Efficiency ratio [b]	56.38	55.39
Return on average tangible equity [c]	24.54	25.30
Book value per common share	$21.19	$20.15

	Jun 30,	Mar 31,	Annualized
	2007	2007	% Change
ENDING BALANCE SHEET
Total loans	$25,480,626	$24,981,351	8
Total loans - managed	26,367,659	25,921,684	7
Total investment securities [d]	6,505,933	6,567,372	(4)
Earning assets [d]	32,063,340	31,617,343	6
Total assets	34,882,457	34,391,693	6
Noninterest bearing demand deposits	6,102,496	6,454,508	(22)
Interest bearing transaction accounts	9,839,892	9,695,710	6
Total transaction accounts	15,942,388	16,150,218	(5)
Total deposits [d]	23,658,970	24,031,039	(6)
Shareholders' equity	2,990,603	2,931,774	8

	Jun 30,	Mar 31,	Annualized
	2007	2007	% Change
QUARTER AVERAGE BALANCE SHEET
Total loans	$25,283,944	$25,005,367	4
Total loans - managed	26,192,431	25,972,462	3
Total investment securities [d]	6,510,523	6,482,256	2
Earning assets [d]	31,867,164	31,559,262	4
Total assets	34,560,556	34,282,304	3
Noninterest bearing demand deposits	6,010,909	6,012,541	-
Interest bearing transaction accounts	9,695,721	9,288,493	18
Total transaction accounts	15,706,630	15,301,034	11
Total deposits [d]	23,449,375	23,219,927	4
Shareholders' equity	2,984,804	2,885,138	14

[a] Excludes net loss on sales of investment securities and gain on prepayment of FHLB advances.
[b] Ratio is calculated by dividing noninterest expense less merger and integration and operating lease write-down expense by taxable equivalent net interest income plus noninterest income less net loss on sales of investment securities and gain on prepayment of FHLB advances.

[c] Excludes amortization of intangibles, net of tax, and intangible assets.
[d] Includes adjustment for market valuation.
Note: Includes the results of operations of TexasBanc Holding Co. which was acquired on March 24, 2006.
Note: Includes balance sheet data of TexasBanc Holding Co. which was acquired on March 24, 2006.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	2007		2006
	Jun 30	Mar 31	Dec 31
NONPERFORMING ASSETS
Nonaccrual loans	$130,939	$73,786	$53,014
Renegotiated loans	3,985	8,988	3,258
Other real estate, net	14,165	17,079	17,105
Total nonperforming assets	$149,089	$99,853	$73,377
Accruing loans ninety days or more past due	$21,318	$19,451	$18,023
Other repossessed assets	659	722	856
Total nonperforming assets as a % of loans and ORE	0.58%	0.40%	0.30%

	2006
	Sep 30	Jun 30
NONPERFORMING ASSETS
Nonaccrual loans	$49,340	$53,166
Renegotiated loans	3,267	3,276
Other real estate, net	15,886	11,803
Total nonperforming assets	$68,493	$68,245
Accruing loans ninety days or more past due	$18,190	$14,862
Other repossessed assets	494	565
Total nonperforming assets as a % of loans and ORE	0.28%	0.28%

	Three Months Ended
	2007		2006
	Jun 30	Mar 31	Dec 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$292,282	$291,050	$292,012
Net charge-offs (NCO)	24,794	18,813	22,004
Allowance transferred	(1,633)	-	-
Provision for loan losses	38,288	20,045	21,042
Balance at end of period	$304,143	$292,282	$291,050
Allowance for loan losses as a % of total loans	1.19%	1.17%	1.18%

Allowance for loan losses as a % of nonperforming loans	225.42	353.11	517.22

Allowance for loan losses as a % of nonperforming assets	204.00	292.71	396.65

Annualized as a % of average loans:
NCO - QTD	0.39	0.31	0.35
NCO - YTD	0.35	0.31	0.32

	Three Months Ended
	2006
	Sep 30	Jun 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$289,143	$282,457
Net charge-offs (NCO)	21,357	16,557
Allowance transferred	-	(4,079)
Provision for loan losses	24,226	27,322
Balance at end of period	$292,012	$289,143

Allowance for loan losses as a % of total loans	1.19%	1.19%

Allowance for loan losses as a% of nonperforming loans	555.08	512.28

Allowance for loan losses as a % of nonperforming assets	426.34	423.68

Annualized as a % of average loans:
NCO - QTD	0.35	0.28
NCO - YTD	0.31	0.30

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Three Months Ended June 30
	2007
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$25,283,944	$472,329	7.49%
Investment securities held to maturity	1,846,253	22,207	4.82
Investment securities available for sale [a]	4,705,326	58,645	5.00
Other earning assets	72,697	954	5.26
Total earning assets [a]	31,908,220	554,135	6.97
Allowance for loan losses	(294,476)
Unrealized loss on securities available for sale	(41,056)
Other assets	2,987,868
	$34,560,556

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$9,695,721	70,556	2.92
Time deposits	3,772,298	45,758	4.87
Certificates of deposit of $100,000 or more [a]	3,970,300	50,491	5.10
Federal funds purchased and securities sold under agreement to repurchase	3,560,966	46,466	5.23
Other short-term borrowings	660,652	8,714	5.29
FHLB and other borrowings [a]	3,491,602	50,744	5.83
Total interest bearing liabilities [a]	25,151,539	272,729	4.35
Net interest spread		281,406	2.62%

Noninterest bearing demand deposits	6,010,909
Other liabilities	413,304
Shareholders' equity	2,984,804
	$34,560,556
Net yield on earning assets			3.54%

Taxable equivalent adjustment:
Loans		1,135
Investment securities held to maturity		641
Investment securities available for sale		1,516
Other earning assets		10
Total taxable equivalent adjustment		3,302
Net interest income		$278,104

[a] Excludes adjustment for market valuation.
Note: Includes the results of operations of TexasBanc Holding Co. which was acquired on March 24, 2006.
Note: Includes balance sheet data of TexasBanc Holding Co. which was acquired on March 24, 2006.

	Three Months Ended June 30
	2006
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$23,825,717	$433,606	7.30%
Investment securities held to maturity	2,186,628	26,588	4.88
Investment securities available for sale [a]	4,392,836	51,628	4.71
Other earning assets	82,395	1,047	5.10
Total earning assets [a]	30,487,576	512,869	6.75
Allowance for loan losses	(286,419)
Unrealized loss on securities available for sale	(97,950)
Other assets	3,058,759
	$33,161,966

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$8,974,393	46,337	2.07
Time deposits	3,421,489	37,837	4.44
Certificates of deposit of $100,000 or more [a]	3,740,929	42,244	4.53
Federal funds purchased and securities sold under agreement to repurchase	2,917,273	35,588	4.89
Other short-term borrowings	878,471	10,757	4.91
FHLB and other borrowings [a]	3,883,337	51,018	5.27
Total interest bearing liabilities [a]	23,815,892	223,781	3.77
Net interest spread		289,088	2.98%

Noninterest bearing demand deposits	6,383,257
Other liabilities	355,112
Shareholders' equity	2,607,705
	$33,161,966
Net yield on earning assets			3.80%

Taxable equivalent adjustment:
Loans		354
Investment securities held to maturity		615
Investment securities available for sale		429
Other earning assets		8
Total taxable equivalent adjustment		1,406
Net interest income		$287,682

[a] Excludes adjustment for market valuation.
Note: Includes the results of operations of TexasBanc Holding Co. which was acquired on March 24, 2006.
Note: Includes balance sheet data of TexasBanc Holding Co. which was acquired on March 24, 2006.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Six Months Ended June 30
	2007
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$25,145,425	$939,588	7.54%
Investment securities held to maturity	1,884,346	44,882	4.80
Investment securities available for sale [a]	4,655,040	114,627	4.97
Other earning assets	72,171	1,864	5.21
Total earning assets [a]	31,756,982	1,100,961	6.99
Allowance for loan losses	(293,944)
Unrealized loss on securities available for sale	(42,919)
Other assets	3,002,080
	$34,422,199

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$9,493,233	132,575	2.82
Time deposits	3,846,985	92,871	4.87
Certificates of deposit of
Certificates of deposit of $100,000 or more [a]	3,983,248	100,782	5.10
Federal funds purchased and securities sold under agreement to repurchase	3,522,193	91,432	5.23
Other short-term borrowings	716,180	18,861	5.31
FHLB and other borrowings [a]	3,494,864	101,463	5.85
Total interest bearing liabilities [a]	25,056,703	537,984	4.33
Net interest spread		562,977	2.66%

Noninterest bearing demand deposits	6,011,720
Other liabilities	418,529
Shareholders' equity	2,935,247
	$34,422,199
Net yield on earning assets			3.57%

Taxable equivalent adjustment:
Loans		2,117
Investment securities held to maturity		1,300
Investment securities available for sale		3,034
Other earning assets		21
Total taxable equivalent adjustment		6,472
Net interest income		$556,505

[a] Excludes adjustment for market valuation.
Note: Includes the results of operations of TexasBanc Holding Co. which was acquired on March 24, 2006.
Note: Includes balance sheet data of TexasBanc Holding Co. which was acquired on March 24, 2006.

	Six Months Ended June 30
	2006
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$22,794,141	$806,366	7.13%
Investment securities held to maturity	2,200,542	52,988	4.86
Investment securities available for sale [a]	4,510,595	103,026	4.61
Other earning assets	76,859	1,829	4.80
Total earning assets [a]	29,582,137	964,209	6.57
Allowance for loan losses	(278,540)
Unrealized loss on securities available for sale	(94,814)
Other assets	2,836,410
	$32,045,193

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$8,521,101	79,784	1.89
Time deposits	3,200,259	67,778	4.27
Certificates of deposit of
Certificates of deposit of $100,000 or more [a]	3,585,441	78,157	4.40
Federal funds purchased and securities sold under agreement to repurchase	3,161,534	72,865	4.65
Other short-term borrowings	653,025	15,258	4.71
FHLB and other borrowings [a]	3,960,748	99,876	5.09
Total interest bearing liabilities [a]	23,082,108	413,718	3.61
Net interest spread		550,491	2.96%

Noninterest bearing demand deposits	6,147,916
Other liabilities	360,528
Shareholders' equity	2,454,641
	$32,045,193
Net yield on earning assets			3.75%

Taxable equivalent adjustment:
Loans		734
Investment securities held to maturity		1,134
Investment securities available for sale		662
Other earning assets		18
Total taxable equivalent adjustment		2,548
Net interest income		$547,943

[a] Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Six Months
	Ended June 30
			%
	2007	2006	Change
NONINTEREST INCOME
Service charges on deposit accounts	$152,692	$154,485	(1)
Card and merchant processing fees	58,672	54,380	8
Insurance commissions	31,134	33,081	(6)
Retail investment sales	24,781	20,324	22
Asset management fees	19,082	16,156	18
Corporate and correspondent investment sales	12,601	10,836	16
Bank owned life insurance	10,809	10,094	7
Other income	57,257	47,350	21
	367,028	346,706	6
Investment securities losses, net	-	(14,889)	(100)
Gain on prepayment of FHLB advances	-	14,893	(100)
Total noninterest income	$367,028	$346,710	6

NONINTEREST EXPENSE
Salaries and benefits	$297,443	$280,319	6
Equipment expense	46,429	44,133	5
Net occupancy expense	39,133	35,833	9
Professional services	31,107	30,800	1
Marketing expense	24,662	26,499	(7)
Communications expense	10,343	11,773	(12)
Amortization of intangibles	5,595	5,038	11
Merger and integration expense	3,064	7,849	(61)
Other expense	68,763	67,976	1
	526,539	510,220	3
Operating lease write-down	2,298	-	-
Total noninterest expense	$528,837	$510,220	4

	Three Months Ended
	2007		2006
	Jun 30	Mar 31	Dec 31
NONINTEREST INCOME
Service charges on deposit accounts	$76,762	$75,930	$75,880
Card and merchant processing fees	30,484	28,188	27,857
Insurance commissions	14,555	16,579	13,698
Retail investment sales	12,936	11,845	9,826
Asset management fees	9,558	9,524	9,425
Corporate and correspondent investment sales	5,555	7,046	5,979
Bank owned life insurance	5,476	5,333	5,298
Other income	32,898	24,359	31,546
	188,224	178,804	179,509
Investment securities losses, net	-	-	-
Gain on prepayment of FHLB advances	-	-	6,191
Total noninterest income	$188,224	$178,804	$185,700

NONINTEREST EXPENSE
Salaries and benefits	$144,716	$152,727	$144,102
Equipment expense	23,392	23,037	23,755
Net occupancy expense	19,856	19,277	18,982
Professional services	16,492	14,615	16,958
Marketing expense	12,567	12,095	11,564
Communications expense	5,238	5,105	5,984
Amortization of intangibles	2,798	2,797	3,883
Merger and integration expense	1,029	2,035	970
Other expense	35,016	33,747	36,758
	261,104	265,435	262,956
Operating lease write-down	2,298	-	10,541
Total noninterest expense	$263,402	$265,435	$273,497

	Three Months Ended
	2006
	Sep 30	Jun 30
NONINTEREST INCOME
Service charges on deposit accounts	$81,155	$82,317
Card and merchant processing fees	29,065	28,673
Insurance commissions	14,855	15,477
Retail investment sales	11,188	10,904
Asset management fees	8,301	8,408
Corporate and correspondent investment sales	5,984	5,607
Bank owned life insurance	5,246	5,191
Other income	23,056	24,840
	178,850	181,417
Investment securities losses, net	-	(51)
Gain on prepayment of FHLB advances	-	-
Total noninterest income	$178,850	$181,366

NONINTEREST EXPENSE
Salaries and benefits	$145,340	$144,309
Equipment expense	23,437	22,586
Net occupancy expense	19,457	18,616
Professional services	15,851	15,896
Marketing expense	12,816	14,235
Communications expense	6,752	6,151
Amortization of intangibles	3,456	3,548
Merger and integration expense	1,840	5,223
Other expense	36,609	35,286
	265,558	265,850
Operating lease write-down	-	-
Total noninterest expense	$265,558	$265,850

Note: Includes the results of operations of TexasBanc Holding Co. which was acquired March 24, 2006.